UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2012 (June 21, 2012)

DGSE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11311 Reeder Rd.
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)

(972) 484-3662
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 21, 2012, DGSE Companies, Inc., a Nevada corporation (the “Registrant”), entered into that certain Reservation of Rights and Eleventh Amendment to Loan Agreement and Other Loan Documents (the “Credit Facility Amendment”), in the form attached hereto as Exhibit 10.1, by and between the Registrant and Texas Capital Bank, N.A. (“Texas Capital Bank”), whereby the Registrant and Texas Capital Bank agreed to (i) amend the terms of that certain Loan Agreement, dated as of December 22, 2005, between the Registrant and Texas Capital Bank, in the form attached hereto as Exhibit 10.2, as amended and incorporated herein by reference (the “Loan Agreement”), in order to extend the termination date of the Loan Agreement to 11:00am, Dallas, Texas time on July 22, 2012; (ii) amend the terms of that certain promissory note, by and between the Registrant, as borrower, and Texas Capital Bank, as lender, a form of which is attached hereto as Exhibit 10.3 (the “Revolving Credit Note”), in order to extend the maturity date of the Revolving Credit Note to July 22, 2012; and (iii) amend the terms of that certain promissory note, by and between the Registrant, as borrower, and Texas Capital Bank, as lender, a form of which is attached hereto as Exhibit 10.4 (the “Term Note”), in order to extend the maturity date of the Term Note to July 22, 2012.

Item 9.01.	Financial Statements and Exhibits

(a)          Not applicable.

(b)          Not applicable.

(c)          Not applicable.

(d)          Exhibits.

Exhibit No.	Description
10.1	Form of Eleventh Amendment to Loan Agreement and Other Loan Documents, dated June 21, 2012, by and between the Registrant and Texas Capital Bank, N.A.
10.2	Loan Agreement, dated as of December 22, 2005, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)
10.3	Form of Promissory Note, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A.
10.4	Form of Promissory Note, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A.

EXHIBITS

Exhibit No.	Description
10.1	Eleventh Amendment to Loan Agreement and Other Loan Documents, dated June 21, 2012, by and between the Registrant and Texas Capital Bank, N.A.
10.2	Loan Agreement, dated as of December 22, 2005, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A. (previously filed as Exhibit 10.1 to the Current Report on Form 8-K/A, as filed by the Registrant with the Securities Exchange Commission on August 17, 2006)
10.3	Form of Promissory Note, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A.
10.4	Form of Promissory Note, by and between DGSE Companies, Inc. and Texas Capital Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: June 27, 2012	By:	/s/ William H. Oyster
William H. Oyster President and Chief Executive Officer